                                                                               .
                                                                               .
                                                                               .
                                                                      EXHIBIT 21


                                NRG ENERGY, INC.
                                 SUBSIDIARY LIST

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------
Arthur Kill Power LLC                                           Delaware
Astoria Gas Turbine Power LLC                                   Delaware
Bayou Cove Peaking Power, LLC                                   Delaware
Berrians I Gas Turbine Power LLC                                Delaware
Big Cajun I Peaking Power LLC                                   Delaware
Big Cajun II Unit 4 LLC                                         Delaware
Brazos Valley Energy LP                                         Delaware
Brazos Valley Technology LP                                     Delaware
Brimsdown Power Limited                                         United Kingdom
Cabrillo Power I LLC                                            Delaware
Cabrillo Power II LLC                                           Delaware
Cadillac Renewable Energy LLC                                   Delaware
Camas Power Boiler Limited Partnership                          Oregon
Camas Power Boiler, Inc.                                        Oregon
Capistrano Cogeneration Company                                 California
Carolina Energy, Limited Partnership                            Delaware
Carquinez Strait Preservation Trust, Inc.                       California
Central and Eastern Europe Power Fund, Ltd.                     Bermuda
Chickahominy River Energy Corp.                                 Virginia
Clark Power LLC                                                 Delaware
Cobee Energy Development LLC                                    Delaware
Cobee Holdings LLC                                              Delaware
Cogeneration Corporation of America                             Delaware
Collinsville Power Joint Venture (unincorporated)               Australia
Commonwealth Atlantic Limited Partnership                       Virginia
Commonwealth Atlantic Power LLC                                 Delaware
Compania Boliviana de Energia Electrica S.A.                    Canada (Nova Scotia)
Compania Electrica Central Bulo Bulo S.A.                       Bolivia
Conemaugh Power LLC                                             Delaware
Coniti Holding B.V.                                             Netherlands
Connecticut Jet Power LLC                                       Delaware
Croatia Power Group                                             Cayman Islands
Crockett Cogeneration, A California Limited Partnership         California
Csepel Luxembourg (No. 1) S.a.r.l.                              Luxembourg
Denver City Energy Associates, L.P.                             Delaware
Devon Power LLC                                                 Delaware
Dunkirk Power LLC                                               Delaware
Eastern Generation Services (India) Private Limited             India
Eastern Sierra Energy Company                                   California
El Segundo Power II LLC                                         Delaware
El Segundo Power, LLC                                           Delaware
Elk River Resource Recovery, Inc.                               Minnesota
Empresa de Generacion Electrica Cahua S.A.                      Peru
Energia Pacasmayo S.A.                                          Peru
Energy Investors Fund, L.P.                                     Delaware
Energy National, Inc.                                           Utah
Enfield Energy Centre Limited                                   United Kingdom
Enfield Holdings B.V.                                           Netherlands
Enfield Operations (UK) Limited                                 United Kingdom

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

Enfield Operations, L.L.C.s                                     Delaware
ENI Crockett Limited Partnership                                Oregon
Enifund, Inc.                                                   Utah
Enigen, Inc.                                                    Utah
Entrade Holdings B.V.                                           Netherlands
ESOCO Molokai, Inc.                                             Utah
ESOCO Orrington, Inc.                                           Utah
ESOCO Soledad, Inc.                                             Utah
ESOCO, Inc.                                                     Utah
European Generating S.a.r.l.                                    Luxembourg
Flinders Coal Pty Ltd                                           Australia
Flinders Labuan (No. 1) Ltd.                                    Labuan
Flinders Labuan (No. 2) Ltd.                                    Labuan
Flinders Osborne Trading Pty Ltd                                Australia
Flinders Power Finance Pty Ltd                                  Australia
Flinders Power Partnership                                      Australia
Four Hills, LLC                                                 Delaware
Fresh Gas LLC                                                   New York
Gladstone Power Station Joint Venture (unincorporated)          Australia
GPP Investors I, LLC                                            Delaware
Granite II Holding, LLC                                         Delaware
Granite Power Partners II, L.P.                                 Delaware
Gunwale B.V.                                                    Netherlands
Hanover Energy Company                                          California
Hsin Yu Energy Development Co., Ltd.                            Taiwan
Huntley Power LLC                                               Delaware
Indian River Operations Inc.                                    Delaware
Indian River Power LLC                                          Delaware
Inversiones Bulo Bulo S.A.                                      Bolivia
Itiquira Energetica S.A.                                        Brazil
Jackson Valley Energy Partners, L.P.                            California
James River Cogeneration Company                                North Carolina
James River Power LLC                                           Delaware
Kaufman Cogen LP                                                Delaware
Keystone Power LLC                                              Delaware
Kiksis B.V.                                                     Netherlands
Kissimmee Power Partners, Limited Partnership                   Delaware
Kladno Power (No. 1) B.V.                                       Netherlands
Kladno Power (No. 2) B.V.                                       Netherlands
Kraftwerk Schkopau Betriebsgesellschaft mbH                     Germany
Kraftwerk Schkopau GbR                                          Germany
KUSEL Kutahya Seyitomer Elektrik Limited Sirketi                Turkey
Lakefield Junction LLC                                          Delaware
Lambique Beheer B.V.                                            Netherlands
Lanco Kondapalli Power Pvt Ltd.                                 India
Landfill Power LLC                                              Wyoming
Langage Energy Park Limited                                     United Kingdom
Long Beach Generation LLC                                       Delaware
Louisiana Generating LLC                                        Delaware
Loy Yang Power Management Pty Ltd                               Australia (Victoria)
Loy Yang Power Partners                                         Australia
Loy Yang Power Projects Pty Ltd                                 Australia (Victoria)
LS Power Management, LLC                                        Delaware
LSP Batesville Funding Corp.                                    Delaware

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

LSP Batesville Holding, LLC                                     Delaware
LSP Energy Limited Partnership                                  Delaware
LSP Energy, Inc.                                                Delaware
LSP Equipment, LLC                                              Delaware
LSP-Denver City, Inc.                                           Delaware
LSP-Hardee Energy, LLC                                          Delaware
LSP-Kendall Energy, LLC                                         Delaware
LSP-Nelson Energy, LLC                                          Delaware
LSP-Pike Energy, LLC                                            Delaware
Maine Energy Recovery Company                                   Maine
Meriden Gas Turbines LLC                                        Delaware
MESI Fuel Station #1 LLC                                        Delaware
MIBRAG B.V.                                                     Netherlands
MidAtlantic Generation Holding LLC                              Delaware
Middletown Power LLC                                            Delaware
Minnesota Methane Holdings LLC                                  Delaware
Minnesota Methane II LLC                                        Delaware
Minnesota Methane LLC                                           Delaware
Minnesota Waste Processing Company, L.L.C.                      Delaware
Mitteldeutsche Braunkohlengesellschaft mbH                      Germany
MM Albany Energy LLC                                            Delaware
MM Biogas Power LLC                                             Delaware
MM Burnsville Energy LLC                                        Delaware
MM Corona Energy LLC                                            Delaware
MM Cuyahoga Energy LLC                                          Delaware
MM Hackensack Energy LLC                                        Delaware
MM Hartford Energy LLC                                          Delaware
MM Lopez Energy LLC                                             Delaware
MM Lowell Energy LLC                                            Delaware
MM Nashville Energy LLC                                         Delaware
MM Phoenix Energy LLC                                           Delaware
MM Prima Deshecha Energy LLC                                    Delaware
MM Prince William Energy LLC                                    Delaware
MM Riverside LLC                                                Delaware
MM San Bernardino Energy LLC                                    Delaware
MM San Diego LLC                                                Delaware
MM SKB Energy LLC                                               Delaware
MM Spokane Energy LLC                                           Delaware
MM Tacoma LLC                                                   Delaware
MM Tajiguas Energy LLC                                          Delaware
MM Taunton Energy LLC                                           Delaware
MM Tomoka Farms Energy LLC                                      Delaware
MM Tulare Energy LLC                                            Delaware
MM West Covina LLC                                              Delaware
MM Woodville Energy LLC                                         Delaware
MM Yolo Power LLC                                               Delaware
MN San Bernardino Gasco I LLC                                   Delaware
MN San Bernardino Gasco II LLC                                  Delaware
Montauk-NEO Gasco LLC                                           Delaware
Montville Power LLC                                             Delaware
Mt. Poso Cogeneration Company, A California Limited             California
  Partnership
NEO Albany, L.L.C.                                              Delaware
NEO Burnsville, LLC                                             Delaware
NEO California Power LLC                                        Delaware

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

NEO Chester-Gen LLC                                             Delaware
NEO Corona LLC                                                  Delaware
NEO Corporation                                                 Minnesota
NEO Cuyahoga, LLC                                               Delaware
NEO Edgeboro, LLC                                               Delaware
NEO Erie LLC                                                    Delaware
NEO Fitchburg LLC                                               Delaware
NEO Freehold-Gen LLC                                            Delaware
NEO Fresh Kills LLC                                             Delaware
NEO Ft. Smith LLC                                               Delaware
NEO Hackensack, LLC                                             Delaware
NEO Hartford, LLC                                               Delaware
NEO Landfill Gas Holdings Inc.                                  Delaware
NEO Landfill Gas Inc.                                           Delaware
NEO Lopez Canyon LLC                                            Delaware
NEO Lowell LLC                                                  Delaware
NEO MESI LLC                                                    Delaware
NEO Nashville LLC                                               Delaware
NEO Phoenix LLC                                                 Delaware
NEO Power Services Inc.                                         Delaware
NEO Prima Deshecha LLC                                          Delaware
NEO Prince William, LLC                                         Delaware
NEO Riverside LLC                                               Delaware
NEO San Diego LLC                                               Delaware
NEO SKB LLC                                                     Delaware
NEO Spokane LLC                                                 Delaware
NEO Tacoma, L.L.C.                                              Delaware
NEO Tajiguas LLC                                                Delaware
NEO Taunton LLC                                                 Delaware
NEO Toledo-Gen LLC                                              Delaware
NEO Tomoka Farms LLC                                            Delaware
NEO Tulare LLC                                                  Delaware
NEO West Covina LLC                                             Delaware
NEO Woodville LLC                                               Delaware
NEO Yolo LLC                                                    Delaware
NEO-Montauk Genco LLC                                           Delaware
NEO-Montauk Genco Management LLC                                Delaware
NM Colton Genco LLC                                             Delaware
NM Mid Valley Genco LLC                                         Delaware
NM Milliken Genco LLC                                           Delaware
NM San Timoteo Genco LLC                                        Delaware
Northbrook Acquisition Corp.                                    Delaware
Northbrook Carolina Hydro II, LLC                               Delaware
Northbrook Carolina Hydro, L.L.C.                               Delaware
Northbrook Energy, L.L.C.                                       Delaware
Northbrook New York LLC                                         Delaware
Northeast Generation Holding LLC                                Delaware
Norwalk Power LLC                                               Delaware
NR(Gibraltar)                                                   Gibraltar
NRG Affiliate Services Inc.                                     Delaware
NRG Andean Development Ltda.                                    Bolivia
NRG Arthur Kill Operations Inc.                                 Delaware
NRG Ashtabula Generating LLC                                    Delaware
NRG Ashtabula Operations Inc.                                   Delaware

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

NRG Asia Corporate Services Pte Ltd.                            Singapore
NRG Asia-Pacific, Ltd.                                          Delaware
NRG Astoria Gas Turbine Operations Inc.                         Delaware
NRG Audrain Generating LLC                                      Delaware
NRG Audrain Holding LLC                                         Delaware
NRG Australia Holdings (No. 4) Pty Ltd.                         South Wales, Australia
NRG Batesville LLC                                              Delaware
NRG Bay Shore Operations Inc.                                   Delaware
NRG Bayou Cove LLC                                              Delaware
NRG Bourbonnais Equipment LLC                                   Delaware
NRG Bourbonnais LLC                                             Illinois
NRG Brazos Valley GP LLC                                        Delaware
NRG Brazos Valley LP LLC                                        Delaware
NRG Brazos Valley Technology LP LLC                             Delaware
NRG Cabrillo Power Operations Inc.                              Delaware
NRG Cadillac Inc.                                               Delaware
NRG Cadillac Operations Inc.                                    Delaware
NRG Capital II LLC                                              Delaware
NRG Capital LLC                                                 Delaware
NRG Caymans Company                                             Cayman Islands
NRG Caymans-C                                                   Cayman Islands
NRG Caymans-P                                                   Cayman Islands
NRG Central U.S. LLC                                            Delaware
NRG Collinsville Operating Services Pty Ltd                     Australia
NRG ComLease LLC                                                Delaware
NRG Connecticut Affiliate Services Inc.                         Delaware
NRG Connecticut Equipment LLC                                   Delaware
NRG Connecticut Generating LLC                                  Delaware
NRG Development Company Inc.                                    Delaware
NRG Devon Operations Inc.                                       Delaware
NRG do Brasil Ltda.                                             Brazil
NRG Dunkirk Operations Inc.                                     Delaware
NRG Eastern LLC                                                 Delaware
NRG Eastlake Operations Inc.                                    Delaware
NRG El Segundo Operations Inc.                                  Delaware
NRG Energy Center Dover LLC                                     Delaware
NRG Energy Center Harrisburg Inc.                               Delaware
NRG Energy Center Minneapolis LLC                               Delaware
NRG Energy Center Paxton Inc.                                   Delaware
NRG Energy Center Pittsburgh LLC                                Delaware
NRG Energy Center Rock Tenn LLC                                 Delaware
NRG Energy Center San Diego LLC                                 Delaware
NRG Energy Center San Francisco LLC                             Delaware
NRG Energy Center Smyrna LLC                                    Delaware
NRG Energy Center Washco LLC                                    Delaware
NRG Energy Development B.V.                                     Netherlands
NRG Energy Development GmbH                                     Germany
NRG Energy Insurance, Ltd.                                      Cayman Islands
NRG Energy Jackson Valley I, Inc.                               California
NRG Energy Jackson Valley II, Inc.                              California
NRG Energy Ltd.                                                 United Kingdom
NRG Energy PL Sp. z o.o.                                        Poland
NRG Energy, Inc.                                                Delaware
NRG Equipment Company LLC                                       Illinois

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

NRG Finance Company I LLC                                       Delaware
NRG Flinders Operating Services Pty Ltd                         Australia
NRG Gila Bend Holdings Inc.                                     Delaware
NRG Gladstone Operating Services Pty Ltd                        Australia
NRG Gladstone Superannuation Pty Ltd                            Australia
NRG Granite Acquisition LLC                                     Delaware
NRG Huntley Operations Inc.                                     Delaware
NRG Ilion Limited Partnership                                   Delaware
NRG Ilion LP LLC                                                Delaware
NRG International Development Inc.                              Delaware
NRG International Holdings (No. 2) GmbH                         Switzerland
NRG International Holdings GmbH                                 Switzerland
NRG International II Inc.                                       Delaware
NRG International III Inc.                                      Delaware
NRG International LLC                                           Delaware
NRG International Services Company                              Delaware
NRG Kaufman LLC                                                 Delaware
NRG Lakefield Inc.                                              Delaware
NRG Lakeshore Generating LLC                                    Delaware
NRG Lakeshore Operations Inc.                                   Delaware
NRG Latin America Inc.                                          Delaware
NRG McClain LLC                                                 Delaware
NRG Mesquite LLC                                                Delaware
NRG Mextrans Inc.                                               Delaware
NRG MidAtlantic Affiliate Services Inc.                         Delaware
NRG MidAtlantic Generating LLC                                  Delaware
NRG MidAtlantic LLC                                             Delaware
NRG Middletown Operations Inc.                                  Delaware
NRG Montville Operations Inc.                                   Delaware
NRG Nelson Turbines LLC                                         Delaware
NRG New Jersey Energy Sales LLC                                 Delaware
NRG New Roads Holdings LLC                                      Delaware
NRG Newberry Generation LLC                                     Delaware
NRG North Central Operations Inc.                               Delaware
NRG Northeast Affiliate Services Inc.                           Delaware
NRG Northeast Generating LLC                                    Delaware
NRG Northern Ohio Generating LLC                                Delaware
NRG Norwalk Harbor Operations Inc.                              Delaware
NRG Ohio Ash Disposal LLC                                       Delaware
NRG Operating Services, Inc.                                    Delaware
NRG Oswego Harbor Power Operations Inc.                         Delaware
NRG PacGen Inc.                                                 Delaware
NRG Pacific Corporate Services Pty Ltd                          Australia
NRG Peaker Finance Company LLC                                  Delaware
NRG Power Marketing Inc.                                        Delaware
NRG Power Options Inc.                                          Delaware
NRG Processing Solutions LLC                                    Delaware
NRG Rockford Acquisition LLC                                    Delaware
NRG Rockford Equipment II LLC                                   Illinois
NRG Rockford Equipment LLC                                      Illinois
NRG Rockford II LLC                                             Illinois
NRG Rockford LLC                                                Illinois
NRG Rocky Road LLC                                              Delaware
NRG Sabine River Works GP LLC                                   Delaware

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

NRG Sabine River Works LP LLC                                   Delaware
NRG Saguaro Operations Inc.                                     Delaware
NRG Services Corporation                                        Delaware
NRG South Central Affiliate Services Inc.                       Delaware
NRG South Central Generating LLC                                Delaware
NRG South Central Operations Inc.                               Delaware
NRG Sterlington Power LLC                                       Delaware
NRG Sunnyside Operations GP Inc.                                Delaware
NRG Sunnyside Operations LP Inc.                                Delaware
NRG Taiwan Holding Company Limited                              Taiwan
NRG Telogia Power LLC                                           Delaware
NRG Thermal LLC                                                 Delaware
NRG Thermal Operating Services LLC                              Delaware
NRG Thermal Services LLC                                        Delaware
NRG Turbines LLC                                                Delaware
NRG Victoria I Pty Ltd                                          Australia
NRG Victoria II Pty Ltd                                         Australia
NRG Victoria III Pty Ltd                                        Australia
NRG West Coast II LLC                                           Delaware
NRG West Coast LLC                                              Delaware
NRG Western Affiliate Services Inc.                             Delaware
NRG Woodland Operations LLC                                     Delaware
NRGenerating (Gibraltar)                                        Gibraltar
NRGenerating Energy Trading Ltd.                                United Kingdom
NRGenerating Holdings (No. 11) B.V.                             Netherlands
NRGenerating Holdings (No. 13) B.V.                             Netherlands
NRGenerating Holdings (No. 14) B.V.                             Netherlands
NRGenerating Holdings (No. 15) B.V.                             Netherlands
NRGenerating Holdings (No. 16) B.V.                             Netherlands
NRGenerating Holdings (No. 18) B.V.                             Netherlands
NRGenerating Holdings (No. 19) B.V.                             Netherlands
NRGenerating Holdings (No. 2) GmbH                              Switzerland
NRGenerating Holdings (No. 21) B.V.                             Netherlands
NRGenerating Holdings (No. 23) B.V.                             Netherlands
NRGenerating Holdings (No. 24) B.V.                             The Netherlands
NRGenerating Holdings (No. 3) B.V.                              Netherlands
NRGenerating Holdings (No. 3) GmbH                              Switzerland
NRGenerating Holdings (No. 4) B.V.                              Netherlands
NRGenerating Holdings (No. 4) GmbH                              Switzerland
NRGenerating Holdings (No. 5) B.V.                              Netherlands
NRGenerating Holdings (No. 6) B.V.                              Netherlands
NRGenerating Holdings (No. 7) B.V.                              Netherlands
NRGenerating Holdings (No. 8) B.V.                              Netherlands
NRGenerating Holdings GmbH                                      Switzerland
NRGenerating II (Gibraltar)                                     Gibraltar
NRGenerating III (Gibraltar)                                    Gibraltar
NRGenerating International B.V.                                 Netherlands
NRGenerating IV (Gibraltar)                                     Gibraltar
NRGenerating Luxembourg (No. 1) S.a.r.l.                        Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.                        Luxembourg
NRGenerating Luxembourg (No. 4) S.a.r.l.                        Luxembourg
NRGenerating Luxembourg (No. 5) S.a.r.l.                        Luxembourg
NRGenerating Luxembourg (No. 6) S.a.r.l.                        Luxembourg
NRGenerating Rupali B.V.                                        Netherlands

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

NRGenerating, Ltd.                                              United Kingdom
O Brien Biogas (Mazzaro), Inc.                                  Delaware
O Brien Biogas IV LLC                                           Delaware
O Brien Cogeneration, Inc. II                                   Delaware
O Brien Standby Power Energy, Inc.                              Delaware
Okeechobee Power I, Inc.                                        Delaware
Okeechobee Power II, Inc.                                       Delaware
Okeechobee Power III, Inc.                                      Delaware
ONSITE Energy, Inc.                                             Oregon
ONSITE Marianas Corporation                                     Commonwealth of the
                                                                  Northern Marianas Islands
ONSITE/US Power Limited Partnership No. 1                       Oregon
Orrington Waste, Ltd. Limited Partnership                       Oregon
Oswego Harbor Power LLC                                         Delaware
P.T. Dayalistrik Pratama                                        Indonesia
Pacific Crockett Holdings, Inc.                                 Oregon
Pacific Generation Company                                      Oregon
Pacific Generation Development Company                          Oregon
Pacific Generation Holdings Company                             Oregon
Pacific Generation Resources Company                            Oregon
Pacific Orrington Energy, Inc.                                  Oregon
Pacific-Mt. Poso Corporation                                    Oregon
Penobscot Energy Recovery Company, Limited Partnership          Maine
Power Operations, Inc.                                          Delaware
Project Finance Fund III, L.P.                                  Delaware
Pyro-Pacific Operating Company                                  California
Reid Gardner Power LLC                                          Delaware
Rocky Road Power, LLC                                           Delaware
Rybnik (Gibraltar)                                              Gibraltar
Rybnik Power B.V.                                               Netherlands
Saale Energie GmbH                                              Germany
Saale Energie Services GmbH                                     Germany
Sachsen Holding B.V.                                            Netherlands
Saguaro Power Company, a Limited Partnership                    California
Saguaro Power LLC                                               Delaware
San Bernardino Landfill Gas Limited Partnership                 California
San Joaquin Valley Energy I, Inc.                               California
San Joaquin Valley Energy IV, Inc.                              California
San Joaquin Valley Energy Partners I, L.P.                      California
Scudder Latin American Power I-C L.D.C.                         Cayman Islands, British West Indies
Scudder Latin American Power II-C L.D.C.                        Cayman Islands, British West Indies
Scudder Latin American Power II-Corporation A                   Cayman Islands, British West Indies
Scudder Latin American Power II-Corporation B                   Cayman Islands, British West Indies
Scudder Latin American Power II-P L.D.C.                        Cayman Islands, British West Indies
Scudder Latin American Power I-P L.D.C.                         Cayman Islands, British West Indies
Servicios Energeticos, S.A                                      Bolivia
Somerset Operations Inc.                                        Delaware
Somerset Power LLC                                              Delaware
South Central Generation Holding LLC                            Delaware
Southwest Generation LLC                                        Delaware
Southwest Power Holdings LLC                                    Delaware
SRW Cogeneration Limited Partnership                            Delaware
Statoil Energy Power/Pennsylvania, Inc.                         Pennsylvania
Sterling (Gibraltar)                                            Gibraltar
Sterling Luxembourg (No. 1) s.a.r.l.                            Luxembourg

   SUBSIDIARY NAME                                      STATE OF INCORPORATION
---------------------------------------------           ----------------------

Sterling Luxembourg (No. 2) s.a.r.l.                            Luxembourg
Sterling Luxembourg (No. 4) s.a.r.l.                            Luxembourg
STS Hydropower Ltd.                                             Michigan
Suncook Energy LLC                                              Delaware
Sunshine State Power (No. 2) B.V.                               Netherlands
Sunshine State Power B.V.                                       Netherlands
Tacoma Energy Recovery Company                                  Delaware
Telogia Power Inc.                                              Delaware
Termo Santander Holding (Alpha), L.L.C.                         Delaware
TermoRio S.A.                                                   Brazil
The PowerSmith Cogeneration Project, Limited                    Delaware
  Partnership
Timber Energy Resources, Inc.                                   Texas
Tosli (Gibraltar) B.V.                                          Netherlands
Tosli Acquisition B.V.                                          Netherlands
Turners Falls Limited Partnership                               Massachusetts
Vienna Operations Inc.                                          Delaware
Vienna Power LLC                                                Delaware
Wainstones Power Limited                                        United Kingdom
WCP (Generation) Holdings LLC                                   Delaware
WEB Energy Ltd.                                                 Maritius
West Coast Power LLC                                            Delaware